UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 23, 2005
Aspect Medical Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24663	04-2985553
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

141 Needham Street Newton, Massachusetts	02464-1505
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 559-7000

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 22, 2005, Richard J. Meelia voluntarily resigned from the board of directors of Aspect Medical Systems, Inc. Mr. Meelia resigned because of a potential business conflict of interest.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2005	Aspect Medical Systems, Inc.

	By:	/s/ Nassib Chamoun
Nassib Chamoun
President and Chief Executive Officer